MERCER FUNDS™

Mercer Emerging Markets Equity Fund (Class Y-3: MEMQX)

Prospectus

July 31, 2014, as supplemented September 18, 2014 and October 23, 2014

This prospectus offers Class Y-3 shares of the Mercer Emerging Markets Equity Fund (the “Fund”), a series of the Mercer Funds (the “Trust”). This prospectus contains information about the Class Y-3 shares of the Fund that you should read carefully before you invest.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

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Summary of the Fund

Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y-3 shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Y-3

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.24%
Acquired Fund Fees and Expenses	None
Total Annual Fund Operating Expenses	1.04%

Example

The example below is intended to help you compare the costs of investing in the Class Y-3 shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Class Y-3	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, other investments that are tied economically to

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emerging markets, as well as in American, European, and Global Depositary Receipts (“Depositary Receipts”). The Fund invests in large, medium and small capitalization companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.

Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, swaps, and currency forwards to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indices of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be considered small and/or micro-cap.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly

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identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. A subadvisor may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the

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extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to

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potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class Y-3 shares for one year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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(2013 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 6.47%.

The Fund’s highest return for a quarter during the period shown above was 3.87%, for the quarter ended September 30, 2013.

The Fund’s lowest return for a quarter during the period shown above was -6.48%, for the quarter ended June 30, 2013.

Average Annual Total Returns
For the Periods Ended December 31, 2013

	1 Year	Life of Fund (Inception May 1, 2012)
Mercer Emerging Markets Equity Fund – Class Y-3 Shares
Return Before Taxes	-3.05%	2.02%
Return After Taxes on Distributions	-3.67%	1.51%
Return After Taxes on Distributions and Sale of Fund Shares	-1.43%	1.45%
MSCI Emerging Markets Index(1) (reflects no deduction for fees, expenses, or taxes)	-2.60%	1.29%

(1)	The MSCI Emerging Markets Index measures the performance of equity securities in global emerging markets. The index is unmanaged and cannot be invested in directly.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

AQR Capital Management, LLC (“AQR”)

•	Jacques A. Friedman, M.S., Principal, joined AQR in 1998, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.
•	Oktay Kurbanov, M.B.A., Principal, joined AQR in 1998, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.
•	Lars N. Nielsen, M.Sc., Principal, joined AQR in 2000, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.
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Investec Asset Management Limited (“Investec”)

•	Archie Hart, Portfolio Manager, joined Investec in 2008. Mr. Hart began managing Investec’s allocated portion of the Fund’s portfolio in 2013.

Kleinwort Benson Investors International Ltd. (“KBI”)

•	Gareth Maher, B.Comm, M.Econ. Sc., Head of Portfolio Management – Global Equity, joined KBI in 2000, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.
•	David Hogarty, BA Econ. & Politics, I.M.C., Head of Strategy Development – Global Equity, joined KBI in 1994, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.
•	Ian Madden, BBS in Finance & Accounting, IMC, Portfolio Manager – Global Equity, joined KBI in November 2000, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.
•	James Collery, BA, IMC, Portfolio Manager – Global Equity, joined KBI in January 2001, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.
•	John Looby, BA Econ., Portfolio Manager – Global Equity, joined KBI in September 2014, and began managing KBI’s allocated portion of the Fund’s portfolio in October 2014.
•	Massimiliano Tondi, CFA, Portfolio Manager – Global Equity, joined KBI in September 2014, and began managing KBI’s allocated portion of the Fund’s portfolio in October 2014.

SSgA Funds Management, Inc. (“SSgA FM”)

•	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
•	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
•	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Vontobel Asset Management, Inc. (“Vontobel”)

•	Rajiv Jain, Co-Chief Executive Officer, Managing Director and Portfolio Manager – International and Emerging Markets Equities, joined Vontobel in 1994, and began managing Vontobel’s allocated portion of the Fund’s portfolio in May 2012.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

Important Additional Information

Purchase and Sale of Fund Shares

Class Y-3 shares generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the minimum initial investment or eligibility requirements presented below. There is no minimum for subsequent investments.

Class Y-3
Minimum Initial Purchase or Eligibility Requirements	Must have entered into an Investment Management Agreement with the Advisor or its affiliates, or have invested at least $350 million in the Funds included in the Trust (excluding defined contribution plans). The Mercer Collective Trust, discretionary investment management clients of
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the Advisor or its affiliates prior to June 30, 2005, and retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-3 shares.

You may purchase or redeem Class Y-3 shares of the Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor. Class Y-3 shares may be redeemed through the Advisor or State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”), located at 200 Clarendon Street, Boston, Massachusetts 02116.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Fund’s distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Details about the Fund

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Fund, consistent with the Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of the Fund. Therefore, the Advisor manages the Fund using a “manager of managers” approach by selecting one or more subadvisors to manage the Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest.

Securities are selected for the Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. The Fund generally relies on the professional judgment of its respective subadvisor(s) to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage an allocated portion of the Fund’s investment portfolio. A description of the Fund’s current subadvisors and the subadvisors’ individual securities selection processes can be found in the next section.

Investment Objective and Principal Investment Strategies

The Fund seeks to achieve its own distinct investment objective, as described below. The Fund’s investment objective may be changed by the Board of Trustees of the Trust without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that the Fund will achieve its investment objective.

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European, and Global Depositary Receipts (“Depositary Receipts”). The Fund invests in large, medium and small capitalization companies. For purposes of the

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80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, swaps and currency forwards to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indices of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be considered small and/or micro-cap.

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions within the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

AQR Capital Management, LLC (“AQR”), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a subadvisor to the Fund. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. AQR Holdings is a subsidiary of AQR Capital Management Group, L.P. (“AQR LP”) which

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has no activities other than holding the interests of AQR Holdings. Clifford Asness, Ph.D., M.B.A., may be deemed to control AQR indirectly through his significant ownership of AQR LP. The portfolio managers who are primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio are Jacques A. Friedman, M.S., Oktay Kurbanov, M.B.A., and Lars N. Nielsen, M.Sc. Mr. Friedman is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. Mr. Kurbanov is a Principal of AQR. Mr. Kurbanov joined AQR at its inception in 1998 and runs the portfolio management team within the Global Asset Allocation group. Mr. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000, oversees research in the Global Stock Selection and Global Asset Allocation teams, and is a part of the portfolio management teams for several hedge funds and long-only portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

AQR’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the MSCI Emerging Markets Index, using AQR’s proprietary quantitative return forecasting models and systematic risk-control methods. AQR’s investable universe is based on the securities, countries and currencies represented in the MSCI Emerging Markets Index, or securities that will be admitted to the index within 180 days of purchase. AQR may, from time to time, augment that universe with additional securities, countries or currencies that are deemed to have similar characteristics as those included in the MSCI Emerging Markets Index. The criteria used by AQR to make this determination include, but are not limited to, the following: gross domestic product per capita, OECD membership, currency regime, restrictions on investment, political risk, market liquidity, and other similar considerations.

From this investment universe, AQR employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process.

A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models–or systematic processes – to generate an investment opinion. AQR’s models consider a wide range of indicators – from traditional valuation measures, momentum indicators, and price signals, and terms of trade information. These diverse sets of inputs, combined with AQR’s proprietary signal construction methodology, optimization process, and trading technology, are important elements in AQR’s investment process. AQR’s signals are motivated by fundamental economic insights and AQR believes a systematic implementation of those ideas leads to a better long-term investment process.

AQR uses a set of value, momentum, carry and other economic factors to generate an investment portfolio based on AQR’s global asset allocation models and security selection procedures.

AQR believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.

•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries.
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•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•	In addition to these two main investment signals, AQR may use a number of additional quantitative signals based on AQR’s proprietary research. Examples of such signals are evaluating the robustness of financial statements or the soundness of balance sheets for individual companies, or evaluating the economic health of trade partners for making investment decisions for aggregate equity markets or currencies.

AQR views the selection of individual securities, countries and currencies as three independent decisions. AQR may utilize Depositary Receipts, options, warrants, country index futures, equity swaps, index swaps, foreign currency forwards, and other types of derivative instruments to implement its investment program. These instruments allow AQR to separate security, country, and currency investment decisions, and more efficiently manage their corresponding risks. AQR intends to use some or all of these instruments at all times in order to implement its investment strategy. Additionally, AQR may, from time to time, take short positions in index or currency futures to express a negative view with respect to a particular equity market or currency.

AQR uses stock index futures and various types of swaps to implement the country selection component of its investment strategy. Using derivative instruments in a portfolio has many benefits, including the ability to isolate various sources of risk (i.e., stock, country and currency risks), thus improving the efficiency of both risk management and performance attribution. Equity index derivatives permit AQR to implement country and stock-selection decisions independently. For example, in order to express a negative view on an equity market without utilizing futures, AQR would be required to sell securities of issuers domiciled in that country. Selling securities to express negative views on equity markets may limit the benefit of stock selection to the portfolio, by reducing the impact of AQR’s ability to differentiate between individual stocks. Utilizing futures, AQR is able to express a negative view on a country without limiting the benefits of AQR’s stock selection to the portfolio. Similarly, AQR may purchase equity index futures or swaps to express a positive view about a specific equity market.

Currency forwards permit AQR to make stock-selection and country allocation decisions independent of AQR’s views on the underlying currency. In other words, AQR utilizes these instruments to manage currency risk separate from stock-selection and country allocation risk. Effectively, currency forwards allow AQR to actively manage, and account for, the impact of currency markets on an emerging markets strategy. For example, AQR may express a negative view on a specific currency by selling currency forwards on that currency; similarly, AQR may express a positive view on a currency by purchasing that currency in the forward market. Expressing currency views via forward contracts enhances the flexibility of the investment process. AQR may express views on currencies without trading individual securities. Moreover, AQR may express opposing views on the equity market in a specific country, in relation to the currency of that country through the use of equity index futures and swaps (neither of which are exposed to currency risk).

AQR also uses derivative instruments to enter into both “long” and “short” positions in country exposures and currencies. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. Short positions in any currency generally will not exceed -15% of the net assets of AQR’s allocated portion of the Fund’s portfolio. For example, if 5% of the net assets are invested in Indian stocks held long, generally the collective short positions in Indian rupees would be 20% or less of the net assets. Foreign currency denominated stock positions and the notional value of foreign currency spot and forward positions are included in determining aggregate long and short currency positions.

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Short positions in the equity of issuers in a particular country generally will not exceed -10% of the net assets of AQR’s allocated portion of the Fund’s portfolio. In other words, the total value of stock positions held long in a country, plus the notional value of equity derivatives providing long exposure to issuers in that country, minus the notional value of equity derivatives providing short exposure to issuers in that country must be greater than -10% of the net assets. For example, if 5% of the net assets are invested in Brazilian equities, generally the largest short position in Brazilian equity futures would be 15% of the net assets.

Derivative instruments are also used to equitize cash held in the portfolio. Generally, AQR will invest 80% to 90% of its allocated portion of the Fund’s assets in equities. In order to gain full market exposure (100% invested), AQR will invest in derivative instruments (equity index futures and/or swaps and currency forwards) on the balance of such assets. This technique, known as cash equitization, allows AQR to hold some cash in order to increase the flexibility of its investment decisions. The net economic exposure of AQR’s allocated portion of the Fund’s portfolio to the equity markets (i.e. the total value of equity positions plus the net notional value of equity and currency derivatives) will generally equal at least 98% of the net assets of AQR’s allocated portion of the Fund’s assets.

AQR believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). AQR considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the investment program will remain attractive after transaction costs are reflected.

Investec Asset Management Limited (“Investec”), located at Woolgate Exchange, 25 Basinghall Street, London, UK, EC2V 5HA, serves as a subadvisor to the Fund. Investec is regulated by the U.K. Financial Conduct Authority and the SEC. Investec is a subsidiary of the Investec Group.

The portfolio manager who is primarily responsible for the day-to-day management of Investec’s allocated portion of the Fund’s portfolio is Archie Hart. Mr. Hart joined Investec in 2008 and is lead Portfolio Manager for the Emerging Markets Equity strategy. He also provides research support on the consumers sector in the 4Factor Global Equity team.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Investec seeks to achieve long-term capital growth primarily through investment in equities issued by companies listed or with significant operations in countries comprising the MSCI Emerging Markets Index. Investec believes stock prices are influenced by behavioral biases, and that an active management process specifically targeted at exploiting these behavioral errors will ultimately reward the long-term investor. Investec’s investment approach aims to exploit these errors through investment in a focused portfolio of primarily emerging markets equities. Investec screens these companies and ranks them using four key factors which Investec believes are key to long-term out-performance. Investec believes in active management and that share prices are driven by four factors over time: Strategy, Valuation, Earnings and Technicals. Investec looks for high quality, attractively valued companies which have improving operating performance and are receiving increasing investor attention. Investec finds investment opportunities using a rigorous, disciplined process and performs research on them within a dedicated global equity team. The four factors allow Investec to combine what it believes to be the best of traditional and behavioral finance theory. From traditional finance theory, Investec looks for effective company strategy and stocks trading at a discount to fair value. Dynamics and Technicals rely more on behavioral finance and by using these factors Investec believes it can counter systematic biases while exploiting those of others.

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Using this investment process, research is conducted to further narrow the list of possible investments. This research includes (i) an analysis of balance sheet and cash flows, (ii) in-depth discussions with financial analysts, and (iii) an analysis of the company’s products and the marketplace in which it competes.

Kleinwort Benson Investors International Ltd. (“KBI”), located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland, is an institutional asset manager that is headquartered in Dublin. It is a majority owned subsidiary of Kleinwort Benson Investors Dublin Ltd., which was formed in 1980; as such, the firm has been managing assets for institutional clients for over 30 years. The firm became a member of the Kleinwort Benson Group in October 2010.

The portfolio managers who are primarily responsible for the day-to-day management of KBI’s allocated portion of the Fund’s portfolio are Gareth Maher, David Hogarty, Ian Madden, James Collery, John Looby and Massimiliano Tondi. Mr. Maher joined KBI as Senior Portfolio Manager in 2000. Mr. Hogarty joined KBI in 1994. Mr. Madden joined KBI as a Portfolio Assistant in November 2000. Mr. Collery joined KBI in January 2001 as a Performance & Risk Analyst. Mr. Looby joined KBI in September 2014 as a Portfolio Manager. Prior to joining KBI, Mr. Looby was a Senior Investment Manager at Setanta Asset Management. Mr. Tondi joined KBI in September 2014 as a Portfolio Manager. Prior to joining KBI, Mr. Tondi was a Quantitative Portfolio Manager at Fideuram Asset Management Ireland and prior to that worked as a Risk Manager for the same company.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

KBI believes that there is a source of alpha in high dividend companies that is broadly ignored by most investors. As such, KBI intends to invest in companies that pay above average dividends relative to their regional sub sector average. KBI’s process is systematic and rules based. KBI believes that while the whole is greater than the sum of the parts, their decision making process is best described in three steps.

First, KBI’s process creates a diversified high dividend universe. KBI calculates a bespoke yield hurdle for each of the regional industry sub-sectors in the MSCI Emerging Markets Index. Every stock that exceeds this hurdle is selected for its universe and has the potential to be part of KBI’s allocated portion of the Fund’s portfolio. This creates an opportunity set of stocks with above average dividend yields relative to their regional industry peers.

Next, KBI looks for stocks with payout sustainability, consistency and growth. Depending on the prevailing investment environment, the investment team decides on which factors are the most relevant to capture this. Normally it is a combination of free cash flow and dividend cover measures as well as dividend growth and payout measures. The objective is to find companies with the financial strength to maintain and/or grow their payout commitments.

Finally, the remaining stocks are reviewed by the portfolio management team in the context of KBI’s overall portfolio objectives and are then put through a proprietary Barra based optimization process to produce the final portfolio of stocks which will be held. KBI normally limit the amount of holdings in its portfolio to approximately 130 stocks.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

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SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., MSCI Emerging Markets Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Vontobel Asset Management, Inc. (“Vontobel”) serves as an investment subadvisor to the Fund. Vontobel has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. Vontobel is located at 1540 Broadway, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. Vontobel has provided investment advisory services to mutual fund clients since 1990.

The portfolio manager who is primarily responsible for the day-to-day management of Vontobel’s allocated portion of the Fund’s portfolio is Rajiv Jain. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international and emerging markets equity portfolios.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In keeping with the Fund’s investment objective and strategy, Vontobel believes that the best way to achieve capital appreciation and outperform the market over time is by investing, at attractive prices, in well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects; and in most cases, generate free cash flow. Vontobel believes that growth must be value enhancing for investors, meaning that long-term returns on invested capital exceeds its cost. Growth is therefore always a component in Vontobel’s calculation of value. Lastly, Vontobel believes that price and value ultimately will converge.

Vontobel employs a bottom-up stock and business analyses, to identify high-quality companies. Typically, these companies tend to be well-managed companies with the following attributes:

•	Consistent operating histories and financial performance;
•	Favorable long-term economic prospects; and
•	Competent management that can be counted on to use cash flow wisely and channel the reward from the business to its shareholders

Risks of the Fund

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value

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(“NAV”) and total return of the Fund, the value of the Fund’s investments, and your investment in the Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in the Fund. The risk descriptions appear in alphabetical order, not in order of importance or likelihood of occurrence.

Fund Name	Principal Risks	Non-Principal Risks
Mercer Emerging Markets Equity Fund	• Crowding/Convergence Risk
•      Currency Exchange Rate Risk
•      Custody Risk
•      Derivatives Risk
•      Emerging Markets Investments Risk
•      Equity Securities Risk
•      Foreign Investments Risk
•      Frontier Markets Investment Risk
•      Involuntary Disclosure Risk
•      Issuer Risk
•      Large Capitalization Stock Risk
•      Leverage Risk
•      Liquidity Risk
•      Management Techniques Risk
•      Market Risk
•      Model and Data Risk
•      Obsolescence Risk
•      Political and Economic Risk
•      Portfolio Turnover Risk
•      Programming and Modeling Error Risk
	• Small and Medium Capitalization Stock Risk	• Convertible Securities Risk • Counterparty Risk • Securities Lending Risk • Short Selling Risk

Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk	The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of the Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its
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obligations.

Crowding/Convergence Risk	To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense. In addition, to the extent that a subadvisor’s models come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, as such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Currency Exchange Rate Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk	There are risks involved in dealing with the depositories, custodians or brokers who settle Fund trades. Securities and other assets deposited with depositories, custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk	The Fund may engage in a variety of transactions involving derivatives. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. In addition, a subadvisor may also use certain derivatives to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives
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may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk	Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and investments in these securities may present a greater risk of loss.

Equity Securities Risk	Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the
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securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Frontier Markets Investments Risk	Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Involuntary Disclosure Risk	The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk	Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its
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market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Leverage Risk

If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk	The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Model and Data Risk	Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be used to construct sets of transactions and investments, to value investments or potential investments (whether for trading purposes, or for the purpose of determining the net asset value of the Fund), to provide
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risk management insights, and to assist in hedging the Fund’s investments.

When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on models and data, a quantitative-focused subadvisor may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty models and data may prove to be unsuccessful. Furthermore, when determining the net asset value of the Fund, any valuations of the Fund’s investments that are based on valuation models may prove to be incorrect.

Some of the models used by quantitative-focused subadvisors are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting valuations will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Obsolescence Risk	The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Quantitative-focused subadvisors will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any
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modification on the Fund’s performance.

Political and Economic Risk	The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk	Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Programming and Modeling Error Risk	The research and modeling process engaged in by a quantitative-focused subadvisor is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although quantitative-focused subadvisors seek to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Securities Lending Risk	To the extent the Fund participates in securities lending activities, the Fund is subject to risks associated with lending their portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Fund bears the risk of loss in connection with the investment of any cash collateral received from the borrowers of their securities.

Short Selling Risk	The Fund may from time to time sell securities short. In the event that a subadvisor anticipates that the price of a security will decline, the Fund may sell the security or derivative instrument short and borrow the same security from a broker or other institution to complete the sale. The Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock
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sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace a borrowed security sold short. Regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Short-Term Investments

From time to time, the Fund may hold short-term instruments denominated in currencies other than the U.S. dollar.

Temporary Defensive Positions

The Fund also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Fund’s investment objective and policies. The types of short-term instruments in which the Fund may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective.

The Fund also may invest in futures contracts and pools of futures contracts that are intended to provide the Fund with exposure to certain markets or asset classes.

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Selective Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures with respect to the disclosure of its portfolio securities. A description of these policies and procedures is available in the SAI. The Fund discloses its portfolio holdings on the following website: www.mercer.us/mutual-funds-on-offer.

Additional Information

Commodity Pool Operator Exclusion. The Trust, of behalf of the Fund, has has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” pursuant to U.S. Commodity Futures Trading Commission Regulation 4.5, as promulgated under the Commodity Exchange Act (the “CEA”), with respect to the Fund’s operations. Therefore, neither the Fund nor the Advisor (with respect to the Fund) is not subject to registration or regulation as a commodity pool operator under the CEA.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps transactions will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

Who Manages the Fund

Investment Advisor and the Subadvisors

Mercer Investment Management, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Fund. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC. The Advisor is an affiliate of Mercer Investment Consulting, Inc. (“Mercer IC”), an investment consultant that among other things, reviews, rates and recommends investment managers for its clients, including Subadvisors recommended by the Advisor and utilized by the Trust.

The Advisor has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Fund’s overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Fund’s assets; (iii) when appropriate, allocates and reallocates the Fund’s assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objectives, policies, and restrictions of the Fund; and (v) implements procedures to ensure that the subadvisors comply with the Fund’s investment objective, policies, and restrictions.

When identifying possible subadvisors, the Advisor typically (but not always) begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s portfolio management team reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Advisor’s portfolio management team then conducts off-site and on-site due diligence visits to meet the subadvisors’ portfolio management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing subadvisor(s) of the portfolio, is analyzed using proprietary methods. The most compatible subadvisor

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candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s portfolio management team, after which the final selection of the subadvisor is made and a recommendation to appoint the manager is made to the Board.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s portfolio management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Fund based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates and Larry Vasquez, CFA, are responsible for establishing the Fund’s overall investment strategies and evaluating and monitoring the subadvisors managing the Fund. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Vasquez has been a portfolio manager of the Advisor since 2012. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments.

The Fund pays the Advisor fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The following represents the total advisory fees payable by the Fund:

	Investment Advisory Fee* On Net Assets
Fund	Assets up to $750 million	Assets in excess of $750 million
Mercer Emerging Markets Equity Fund	0.80%	0.78%
*	Consists of the total advisory fee payable by the Fund to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Fund. The current subadvisors to the Fund are identified under “Investment Objective and Principal Investment Strategies” earlier in this prospectus.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement will be available in the Fund’s semi-annual report to shareholders for the period ending September 30, 2014.

The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for the Fund, and the Advisor supervises the provision of portfolio management services to the Fund by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the Fund will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Fund from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

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Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts 02116, is the administrator of the Fund. The Fund pays the Administrator at an annual rate of the Fund’s average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Fund’s NAVs, and preparation of shareholder reports.

Pricing of Fund Shares

The price at which purchases and redemptions of the Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is received. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. The Exchange normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Fund may rely on third-party pricing vendors to monitor for events materially affecting the values of the Fund’s foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Fund’s foreign investments, the third-party pricing vendors will provide revised values to the Fund.

If market quotations are not readily available for the Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Fund’s foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.

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Purchasing and Selling Fund Shares

Purchasing Class Y-3 Shares

The Fund sells its Class Y-3 shares at the offering price, which is the NAV. Class Y-3 shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.

The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor.

The Fund may periodically close to new purchases of shares. The Fund may refuse any order to buy shares if the Fund and the Advisor determine that doing so would be in the best interests of the Fund and its shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Fund or its agents may share identifying information with third parties for the purpose of verification. If the Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Class Y-3 Shares

You can sell your Class Y-3 shares back to the Fund on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Fund, depending upon through whom and how you own your Class Y-3 shares. Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

If you are an institutional client of the Advisor (or its affiliates) that owns Class Y-3 shares, contact the Advisor or the Transfer Agent to sell your Class Y-3 shares. The Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. The Advisor may establish an earlier time by which it must receive instructions from its clients in order for its clients to receive that day’s NAV. You may redeem Class Y-3 shares through the Advisor by calling 1-888-887-0619.

If you are not an institutional client of the Advisor, contact your financial advisor or the Transfer Agent directly, as applicable, to sell your Class Y-3 shares. Your financial advisor or the Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV.

If you are a participant in a defined contribution retirement plan, contact your plan administrator or recordkeeper to sell your Class Y-3 shares. Your plan administrator or recordkeeper must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your plan administrator or recordkeeper will be responsible for forwarding the request to the Transfer Agent on a timely basis and may charge you for his or her services.

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Payments by the Fund

The Fund generally sends you payment for your Class Y-3 shares the business day after your request is received in good order. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Fund

The Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class Y-3 shares that you are redeeming is large enough to affect the Fund’s operations (for example, if it represents more than $250,000 or 1% of the Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Fund also reserves the right to close any account if the account value falls below the Fund’s minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class Y-3 Shares

If you want to switch your investment from the Fund to another series of the Trust, you can exchange your Class Y-3 shares for shares of the same class of another series of the Trust at NAV.

Contact the Advisor regarding the details of how to exchange your shares. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Transfer Agent for a prospectus of the series of the Trust you wish to purchase.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The other series of the Trust into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Fund or the Advisor determines are likely to have a negative effect on the Fund or the other series of the Trust. Consult the Fund, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Fund, the Advisor, and MGI Funds Distributors, LLC, the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Fund for any reason. The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Fund, the Advisor, or the Distributor has determined could involve actual or potential harm to the Fund may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Fund, less efficient management of the Fund’s portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which such Fund’s securities trade, and the close of U.S. markets.

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Because the Fund is designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Fund’s shares. The Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor or its affiliates when the client has provided the Advisor or its affiliates with advance notice of a planned redemption and the Advisor or its affiliates retain discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Fund. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Fund may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Fund” earlier in this prospectus, the Fund reserves the right to refuse future purchases or exchanges of shares of the Fund if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Fund (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that the Fund will pay either income dividends or capital gains distributions.

You will receive income dividends and capital gains distributions in additional Class Y-3 shares of the Fund, unless you notify the Advisor, your financial advisor, or the Transfer Agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan

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shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Some distributions paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is sent to taxable investors in January will detail your distributions and their federal tax category.

If the Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit. If you are subject to tax and if this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and you may be entitled either to deduct (as an itemized deduction) your share of foreign taxes in computing your taxable income or to (subject to limitations) take a foreign tax credit against your U.S. federal income tax liability. No deduction for foreign taxes may be claimed if you do not itemize deductions. You will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid the following January, are taxable as if the distributions were paid in December. The income classification of distributions made by the Fund may not be finally determinable until after the end of a year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Redemptions and Exchanges. When you sell your shares in the Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must

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withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any. Exemptions from this withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by the Fund with respect to its qualified net interest income or qualified short-term gain, but such exemptions expire with respect to the Fund’s tax years beginning after December 31, 2013 (unless extended by Congress). However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Financial Highlights

The Financial Highlights table is meant to help you understand the financial performance of the Fund over the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Trust’s annual report, which is available upon request.

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Mercer Emerging Markets Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout the period)

	Class Y-3
	Year ended 03/31/14		Period Ended 03/31/13(a)

Net asset value at beginning of year	$10.49		$10.00
Net investment income†	0.18		0.10
Net realized and unrealized gain (loss) on investments	(0.46)		0.46

Total from investment operations	(0.28)		0.56

Less dividends and distributions:
From net investment income	(0.19)		(0.06)
From net realized gain on investments	(0.03)		(0.01)

Total dividends and distributions	(0.22)		(0.07)

Net asset value at end of year	$9.99		$10.49

Total investment return(b)	(2.61)%		5.64	%**

Ratios/Supplemental Data:
Net investment income to average net assets	1.77%		1.08	%*
Net expenses to average daily net assets	0.95	%(c)	0.95	%*(c)
Total expenses (before reductions and reimbursements) to average daily net assets	1.04	%(c)	1.15	%*(c)
Portfolio turnover rate	64%		52	%**
Net assets at end of year (in 000’s)	$862,923		$517,085

(a)	The Fund commenced operations on May 1, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.
*	Annualized.
**	Not annualized.
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If you want more information about the Fund, the following documents are available free upon request:	Mercer Funds Mercer Emerging Markets Equity Fund

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)	Prospectus

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Fund’s annual and semi-annual reports and the SAI by contacting the Fund directly at 800-428-0980 or visiting the Trust’s Web site, www.mercer.us/mutual-funds-on-offer.	July 31, 2014, as supplemented September 18, 2014 and October 23, 2014

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Fund:

•	For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

•	Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

Mercer Funds Investment Company Act File No. 811-21732
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